SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2019, USA Technologies, Inc. (the “Company”) entered into an eighth  consent letter (the “New Consent Agreement”) relating to the Company’s existing Credit Agreement dated November 9, 2017 (“Credit Agreement”) by and among the Company, as the borrower, its subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as the lender and administrative agent for the lender (the “Lender”).

Pursuant to the New Consent Agreement, the Lender has: (i) consented to an extension from September 30, 2019 until March 31, 2020, as the date by which the Company is required to either move to the Lender or close all deposit accounts not maintained with the Lender (other than Excluded Accounts as defined in the Security Agreement dated November 9, 2017 between the Company and the Lender); (ii) waived an event of default under the Credit Agreement due to the failure to limit to $1,500,000 the amount held in deposit accounts  maintained with Silicon Valley Bank; and (iii) amended the foregoing deposit limit with Silicon Valley Bank to require only that the Company transfer any funds in excess of  $2,250,000 on the first business day of each calendar week to a deposit account maintained with the Lender.

The foregoing description of the New Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Consent Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 24, 2019, the Company received a letter from the Nasdaq Hearings Panel (the "Panel") notifying the Company that as a result of the Company’s failure to regain compliance with its periodic reporting obligations by September 23, 2019, the Panel has determined to delist the Company’s securities from trading on The Nasdaq Stock Market LLC (“Nasdaq”) and will suspend trading in these securities effective at the open of trading on September 26, 2019.

Following a suspension of trading in its securities on Nasdaq, the Company’s securities will be quoted on the OTC Markets. For quotes or additional information on the OTC Markets, you may visit http://www.otcmarkets.com.

Pursuant to applicable Nasdaq rules, the Company intends to request that the Nasdaq Listing and Hearing Review Council review the Panel’s decision within 15 days following the date of the Panel’s letter. During the appeal period and the appeals process, trading in the Company’s securities on Nasdaq will remain suspended, and Nasdaq will not take further action to delist the Company’s securities.

As previously reported, on September 20, 2019, the Company notified the Panel that the Company believed that it was unlikely that the Company would meet the Panel’s September 23, 2019 deadline to regain compliance with its periodic reporting obligations. In this regard, the Company is completing its analysis of the leasing/rental contracts of its wholly-owned subsidiary, Cantaloupe Systems, Inc., which it acquired in November 2017, as well as additional adjustments to its previously issued and prior fiscal years’ unissued financial statements, including an accrual for the payment of sales taxes in various jurisdictions and the restoration of the Company’s income tax valuation allowance. These additional adjustments are not related to the Audit Committee’s internal investigation, were discovered during the audit process, and must be resolved by the Company in order for the Company’s independent auditor to complete its audit procedures.

The Company will continue to work diligently towards regaining compliance with its periodic reporting obligations, completion of its Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Form 10-K”), and completion of any required restatements of its previously issued financial statements, as soon as practicable.

Forward-looking Statements:

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar ex-pressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability to complete the financial statements required to be included in its unfiled periodic reports, including the 2019 Form 10-K, or restatement of the affected financial statements; the risk that non-investigatory adjustments which have been identified during the course of the audit and which do not relate to the Cantaloupe financial integration, will result in the restatement of  additional previously issued financial statements of the Company or further delay in regaining compliance with its periodic filing obligations; the ability to file the 2019 Form 10-K within the fifteen calendar-day extension period provided by Rule 12b-25(b); the ability of the Company to complete the analysis of the Cantaloupe financial integration issues or the additional adjustments; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatement of the affected financial statements, the unfiled periodic reports, and internal control matters; the risk associated with the currently pending litigation or possible regulatory action arising from the internal investigation and its findings, from the failure to file the Company’s periodic reports with the SEC, from the restatement of the affected financial statements, from allegations related to the registration statement for the follow-on public offering, or from potential litigation or other claims arising from the shareholder demands for derivative actions; whether any appeal to the Nasdaq Listing and Hearing Council will be successful or result in the reinstatement of trading of the Company’s securities; the timing of the review by, and the conclusions of, the Company’s independent auditor with respect to the previously issued or prior fiscal years’ financial statements, including the 2019 Form 10-K; the risk that the filing of the unfiled periodic reports, including the 2019 Form 10-K, or the restatement of the affected financial statements will take longer than anticipated; and the possibility that the Company may not appeal the Panel’s decision to the Nasdaq Listing and Hearing Council or may discontinue any such appeal resulting in the delisting of the Company’s securities. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	Consent Agreement by and among the Company, its subsidiaries, and JPMorgan Chase Bank, N.A., dated September 17, 2019

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: September 24, 2019	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer